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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated September 12, 1997 included in this December 31, 1996 Form 11-K, into the Company's previously filed registration statements on Form S-8 (No. 333-36735 and No. 33-33-81358).


                                         ARTHUR ANDERSEN LLP



Nashville, Tennessee
February 3, 1998









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